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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	11/30/15

Item 1. Schedule of Investments.

Invesco Bond Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	VK-CE-BOND-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–92.48%

Advertising–0.55%

Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$1,200,000	$1,199,643
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 05/01/2023	15,000	15,131
		1,214,774

Aerospace & Defense–0.85%

Aerojet Rocketdyne Holdings, Inc., Sec. Gtd. Second Lien Global Notes, 7.13%, 03/15/2021	50,000	52,312
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2018(b)	30,000	30,038
7.50%, 03/15/2025(b)	43,000	32,142
7.75%, 03/15/2020(b)	87,000	77,212
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	38,000	32,775
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes, 5.00%, 11/15/2025(b)	13,000	13,228
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	49,000	47,714
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	1,380,000	1,314,007
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	45,000	45,900
Orbital ATK Inc., Sr. Unsec. Gtd. Notes, 5.50%, 10/01/2023(b)	43,000	44,344
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/2020	85,000	84,256
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/2025(b)	85,000	83,725
		1,857,653

Agricultural & Farm Machinery–0.37%

John Deere Capital Corp., Sr. Unsec. Medium Term Notes, 3.90%, 07/12/2021	736,000	778,816
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	50,000	40,437
		819,253

	Principal Amount	Value

Agricultural Products–0.20%

Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 11/24/2020	$442,000	$443,956

Airlines–1.50%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	80,000	83,400
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 09/22/2023	515,000	513,069
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 01/12/2019	369,179	386,484
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 05/23/2019	291,170	306,275
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	1,440,000	1,356,887
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	655,000	657,047
		3,303,162

Alternative Carriers–0.15%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	76,000	78,850
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/2022	132,000	134,310
Level 3 Financing, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(b)	20,000	20,050
5.38%, 01/15/2024(b)	54,000	54,337
5.38%, 05/01/2025(b)	35,000	34,650
		322,197

Apparel Retail–1.31%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	101,000	88,754
L Brands, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 11/01/2035(b)	151,000	155,530

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Apparel Retail–(continued)

Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	$52,000	$40,690
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	2,630,000	2,586,067
		2,871,041

Apparel, Accessories & Luxury Goods–0.02%

William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/2021	34,000	35,063

Application Software–0.01%

SS&C Technologies Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2023(b)	27,000	28,215

Asset Management & Custody Banks–2.60%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,246,004
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	355,000	356,190
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 4.75%, 02/15/2023(b)	1,190,000	1,279,737
5.00%, 06/15/2044(b)	1,090,000	1,124,869
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,425,000	1,517,512
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Sec. Second Lien Notes, 8.13%, 06/15/2021(b)	56,000	50,680
First Data Corp., Sr. Sec. First Lien Notes, 5.00%, 01/15/2024(b)	37,000	37,093
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	105,000	106,444
		5,718,529

Auto Parts & Equipment–0.08%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	75,000	79,500
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	30,000	30,637
5.50%, 12/15/2024	17,000	17,128
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	52,000	53,430
		180,695

Automobile Manufacturers–0.69%

General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	980,000	995,925

	Principal Amount	Value

Automobile Manufacturers–(continued)

General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	$532,000	$525,187
		1,521,112

Automotive Retail–0.75%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	845,000	925,454
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 4.50%, 10/01/2025	636,000	651,808
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	59,000	59,000
		1,636,262

Biotechnology–1.30%

AbbVie Inc., Sr. Unsec. Global Notes, 3.60%, 05/14/2025	670,000	664,266
Celgene Corp., Sr. Unsec. Global Notes, 5.00%, 08/15/2045	428,000	428,428
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.65%, 03/01/2026	1,091,000	1,099,521
4.40%, 12/01/2021	611,000	664,387
		2,856,602

Broadcasting–0.13%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	35,000	34,300
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 10.63%, 03/15/2023	52,000	36,530
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	56,000	58,100
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	70,000	68,775
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/2023	40,000	42,500
Tribune Media Co. (The), Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2022(b)	45,000	45,169
		285,374

Building Products–0.31%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	45,000	47,081
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	185,000	196,794
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	42,000	43,103
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	95,000	96,306
6.00%, 10/15/2025(b)	45,000	46,687

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Building Products–(continued)

Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/2018(b)	$89,000	$94,340
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	125,000	128,125
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021(b)	20,000	17,725
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	15,000	16,088
		686,249

Cable & Satellite–4.11%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/2022	30,000	30,225
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(b)	233,000	231,835
5.38%, 05/01/2025(b)	25,000	24,875
CCO Safari II, LLC, Sr. Sec. Gtd. First Lien Notes, 4.91%, 07/23/2025(b)	1,607,000	1,629,092
CCOH Safari LLC, Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	70,000	70,700
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/2033	860,000	863,817
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	736,313
Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/2042(b)	1,000,000	786,686
6.25%, 06/01/2018(b)	1,300,000	1,406,418
8.38%, 03/01/2039(b)	305,000	345,366
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/2020	113,000	111,587
5.88%, 11/15/2024	100,000	89,750
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	109,000	82,023
6.63%, 12/15/2022	32,000	19,520
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	1,193,000	1,456,294
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	200,000	198,500
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/2018	685,000	755,634
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	196,020
		9,034,655

	Principal Amount	Value

Casinos & Gaming–0.11%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	$106,000	$111,697
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	52,000	54,600
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	53,000	57,107
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/2021(b)	15,000	15,413
		238,817

Catalog Retail–1.54%

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	1,040,000	978,527
4.85%, 04/01/2024	679,000	658,680
5.45%, 08/15/2034	2,000,000	1,750,302
		3,387,509

Commercial Printing–0.05%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	106,000	106,265

Communications Equipment–0.02%

Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	38,000	41,135

Computer & Electronics Retail–0.03%

Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/2021	93,000	73,354

Construction & Engineering–0.06%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	119,000	123,266

Construction Machinery & Heavy Trucks–0.25%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	131,000	138,860
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	115,000	116,150
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	34,000	31,365
6.75%, 06/15/2021	43,000	42,247
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	110,000	78,650
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	124,000	125,860
5.38%, 03/01/2025	18,000	18,000
		551,132

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Construction Materials–0.05%

CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/2021(b)	$20,000	$19,975
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%,02/15/2019 (Acquired 01/31/2013-07/28/2014; Cost $102,713) (b)	101,000	95,950
		115,925

Consumer Finance–1.70%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	950,000	963,062
4.63%, 03/30/2025	631,000	631,000
5.13%, 09/30/2024	17,000	17,680
Unsec. Sub. Global Notes, 5.75%, 11/20/2025	19,000	19,143
Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 3/15/2023(b)	37,000	37,555
Navient Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/2016	745,000	748,259
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,300,000	1,308,746
		3,725,445

Department Stores–0.61%

Kohl’s Corp., Sr. Unsec. Global Notes, 5.55%, 07/17/2045	1,408,000	1,346,299

Diversified Banks–11.87%

Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,062,717
Series AA, Jr. Unsec. Sub. Notes, 6.10% (c)	1,495,000	1,509,950
Series X, Jr. Unsec. Sub. Notes, 6.25% (c)	615,000	626,531
Series Z,Jr. Unsec. Sub. Notes, 6.50% (c)	1,130,000	1,197,800
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	540,000	564,218
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/2017(b)	335,000	358,122
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	537,839
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,343,145
Series N, Jr. Unsec. Sub. Global Notes, 5.80% (c)	750,000	744,375
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	545,000	542,275
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	905,000	923,100

	Principal Amount	Value

Diversified Banks–(continued)

Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	$1,509,000	$1,484,818
Eurasian Development Bank (Supranational), Sr. Unsec. Notes, 5.00%, 09/26/2020(b)	486,000	489,341
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	1,080,000	1,182,388
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	528,211
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (c)	720,000	709,200
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/2019	1,170,000	1,216,632
Itaú Unibanco Holding S.A. (Brazil), Sr. Unsec. Notes, 2.85%, 05/26/2018(b)	970,000	917,086
JPMorgan Chase & Co., Series R, Jr. Unsec. Sub. Global Notes, 6.00% (c)	1,345,000	1,361,813
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (c)	535,000	516,275
KEB Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/2017(b)	500,000	517,445
Unsec. Sub. Notes, 4.38%, 09/30/2024(b)	350,000	357,361
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(c)	775,000	771,125
Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(c)	210,000	261,450
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/2019	260,000	290,990
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88% (b)(c)	476,000	483,140
Jr. Unsec. Sub. Notes, 6.00% (b)(c)	685,000	652,463
Unsec. Sub. Notes, 4.75%, 11/24/2025(b)	1,330,000	1,315,626
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 5.70%, 03/26/2044(b)	350,000	363,850
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/2017(b)	350,000	352,384
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	1,840,000	2,000,792
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	840,000	889,350
		26,071,812

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Diversified Capital Markets–2.12%

Credit Suisse (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	$519,000	$520,601
Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 6.25% (b)(c)	680,000	681,700
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 3.75%, 03/26/2025(b)	515,000	504,733
4.88%, 05/15/2045(b)	1,450,000	1,459,183
UBS Group Funding (Jersey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 09/24/2025(b)	1,470,000	1,482,574
		4,648,791

Diversified Chemicals–0.58%

Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/2023(b)	35,000	26,556
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	488,613
Solvay Finance America LLC (Belgium), Sr. Unsec. Gtd. Notes, 3.40%, 12/03/2020(b)	373,000	372,948
4.45%, 12/03/2025(b)	389,000	388,533
		1,276,650

Diversified Metals & Mining–0.76%

Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 3.63%, 05/14/2020(b)	316,000	261,490
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	35,000	34,125
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/2020	12,000	9,300
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	501,000	479,707
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 5.20%, 03/01/2042	487,000	231,325
Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	1,140,000	644,100
		1,660,047

Diversified Real Estate Activities–0.24%

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	520,000	520,454

Diversified REIT’s–1.45%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	447,000	420,415
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	881,000	900,823
5.25%, 01/30/2026(b)	344,000	341,602
W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/2025	1,580,000	1,517,929
		3,180,769

	Principal Amount	Value

Drug Retail–1.29%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	$1,110,546	$1,238,027
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,475,046	1,590,700
		2,828,727

Electric Utilities–1.92%

Appalachian Power Co., Sr. Unsec. Notes, 4.45%, 06/01/2045	687,000	669,048
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (b)(c)	745,000	726,524
Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	1,755,000	1,777,214
Potomac Electric Power Co., Sr. Sec. First Mortgage Bonds, 4.15%, 03/15/2043	718,000	710,667
Southern Power Co., Sr. Unsec. Global Notes, 4.15%, 12/01/2025	327,000	329,598
		4,213,051

Electrical Components & Equipment–0.07%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	94,000	94,353
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	35,000	33,950
5.00%, 10/01/2025(b)	35,000	33,425
		161,728

Environmental & Facilities Services–0.03%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	66,000	68,640

Food Retail–0.13%

Whole Foods Market, Inc., Sr. Unsec. Notes, 5.20%, 12/03/2025(b)	283,000	279,961

Forest Products–0.05%

Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/2020(b)	63,000	63,787
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	45,000	45,113
		108,900

Gas Utilities–0.08%

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	85,000	77,350
6.75%, 01/15/2022	21,000	19,110
Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(b)	30,000	27,000

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Gas Utilities–(continued)

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	$30,000	$28,500
7.38%, 08/01/2021	27,000	28,350
		180,310

General Merchandise Stores–0.29%

Dollar General Corp., Sr. Unsec. Global Notes, 4.15%, 11/01/2025	569,000	562,682
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	61,000	63,669
		626,351

Gold–1.10%

Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/2021	1,535,000	1,449,897
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.95%, 03/15/2024	700,000	567,437
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/01/2039	475,000	404,231
		2,421,565

Health Care Equipment–1.23%

Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/2044	764,000	782,053
Kinetic Concepts, Inc., Sec. Gtd. Second Lien Global Notes, 10.50%, 11/01/2018	29,000	28,275
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 03/15/2045	540,000	561,406
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Notes, 3.55%, 04/01/2025	1,365,000	1,338,566
		2,710,300

Health Care Facilities–0.55%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	107,000	105,662
Amsurg Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 07/15/2022	50,000	49,375
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	40,935	39,912
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	125,000	133,125
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	97,000	104,002
6.50%, 02/15/2020	250,000	276,719
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	67,000	68,340
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	50,000	49,687
5.88%, 02/15/2026	30,000	30,600

	Principal Amount	Value

Health Care Facilities–(continued)

HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	$28,000	$26,950
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	109,000	107,910
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	45,000	44,213
6.75%, 06/15/2023	24,000	22,620
8.13%, 04/01/2022	156,000	156,975
		1,216,090

Health Care REIT’s–1.09%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	619,000	622,087
4.25%, 11/15/2023	525,000	531,425
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,090,000	1,237,002
		2,390,514

Health Care Services–0.56%

Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.60%, 02/01/2025	1,170,000	1,140,666
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	79,000	79,790
		1,220,456

Home Improvement Retail–0.06%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	150,000	134,250

Homebuilding–1.14%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	152,000	142,310
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	30,000	29,963
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	149,000	143,040
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	100,000	102,000
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	34,000	30,473
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2019(b)	80,000	60,000
8.00%, 11/01/2019(b)	90,000	66,262
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/2021	29,000	29,000
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	40,000	40,000
Sr. Unsec. Gtd. Notes, 4.88%, 12/15/2023	133,000	133,997

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Homebuilding–(continued)

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	$1,815,000	$1,472,189
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	45,000	45,787
7.15%, 04/15/2020	25,000	26,750
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/2023(b)	14,000	14,543
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2025	166,000	165,170
		2,501,484

Hotel and Resort REIT’s–0.23%

Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	510,000	510,913

Hotels, Resorts & Cruise Lines–0.64%

Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/2020	715,000	754,945
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	30,000	32,166
Marriott International, Inc., Sr. Unsec. Global Notes, 3.75%, 10/01/2025	325,000	321,607
Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.10%, 10/01/2025	299,000	305,743
		1,414,461

Household Products–0.13%

Central Garden & Pet Co., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/2023	22,000	22,440
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	60,000	61,725
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	100,000	100,750
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	89,000	89,445
		274,360

Housewares & Specialties–0.15%

Jarden Corp., Sr. Unsec. Gtd. Notes, 5.00%, 11/15/2023(b)	13,000	13,406
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	300,000	308,968
		322,374

Independent Power Producers & Energy Traders–0.11%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/2021	71,000	73,485
Sr. Unsec. Notes, 5.50%, 04/15/2025	35,000	31,500

	Principal Amount	Value

Independent Power Producers & Energy Traders –(continued)

Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	$8,000	$8,280
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	47,000	44,180
5.50%, 02/01/2024	38,000	35,720
Red Oak Power LLC, Series A, Sr. Sec. First Lien Bonds, 8.54%, 11/30/2019	35,040	37,143
		230,308

Industrial Machinery–0.99%

Ingersoll-Rand Luxembourg Finance S.A., Sr. Unsec. Gtd. Global Notes, 4.65%, 11/01/2044	457,000	441,320
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	54,000	51,165
Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	710,000	745,588
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	983,000	847,251
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	85,000	84,575
		2,169,899

Industrial REIT’s–0.14%

PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	309,000	308,903

Integrated Telecommunication Services–5.44%

AT&T Inc., Sr. Unsec. Global Notes, 2.95%, 05/15/2016	370,000	373,422
3.40%, 05/15/2025	416,000	404,240
4.75%, 05/15/2046	606,000	569,542
6.15%, 09/15/2034	500,000	550,560
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/2019	150,000	167,478
Sr. Unsec. Gtd. Notes, 6.75%, 08/20/2018	225,000	252,400
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/2042	1,070,000	1,027,795
Sr. Unsec. Gtd. Notes, 4.45%, 04/01/2024	365,000	378,930
Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(b)	28,000	28,210
11.00%, 09/15/2025(b)	20,000	19,700

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	$30,000	$30,900
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/2016(b)	315,000	317,902
4.75%, 02/16/2021(b)	200,000	219,280
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	73,000	75,373
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	108,000	108,135
6.63%, 04/01/2023	45,000	46,350
Sr. Unsec. Gtd. Notes, 6.50%, 01/15/2026	33,000	33,083
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	660,000	669,900
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	880,000	990,919
7.05%, 06/20/2036	1,165,000	1,418,546
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.52%, 09/15/2048	2,221,000	2,039,552
5.01%, 08/21/2054	672,000	631,555
5.05%, 03/15/2034	1,165,000	1,182,612
5.15%, 09/15/2023	370,000	413,720
		11,950,104

Internet Software & Services–0.65%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Notes, 3.13%, 11/28/2021(b)	704,000	690,368
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/2017	730,000	730,346
		1,420,714

Investment Banking & Brokerage–2.88%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	564,000	588,901
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (c)	535,000	617,925
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	630,520
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,071,021
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	372,560
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%,08/13/2019(b)	498,000	577,074
Morgan Stanley, Series J, Jr. Unsec. Sub. Global Notes, 5.55% (c)	985,000	983,769
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/2016	370,000	373,945

	Principal Amount	Value

Investment Banking & Brokerage–(continued)

Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	$1,119,000	$1,114,813
		6,330,528

IT Consulting & Other Services–0.16%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	340,000	346,401

Leisure Facilities–0.01%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	25,000	25,375

Leisure Products–0.08%

Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/2023(b)	48,000	46,080
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	130,000	135,037
		181,117

Life & Health Insurance–3.06%

Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,088,982
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	374,547
Jr. Unsec. Sub. Global Deb., 10.75%, 08/01/2039	785,000	1,244,225
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (c)	910,000	917,962
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	1,645,000	1,815,675
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	390,000	491,423
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	765,000	775,640
		6,708,454

Life Sciences Tools & Services–0.01%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	14,000	14,140

Managed Health Care–0.91%

Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	435,000	465,493
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 11/15/2022(b)	35,000	35,350

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Managed Health Care–(continued)

UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	$1,443,000	$1,497,547
	1,998,390

Marine–0.06%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $148,023) (b)	147,000	138,180

Metal & Glass Containers–0.10%

Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	65,000	65,894
6.00%, 10/15/2022(b)	32,000	33,160
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	47,000	46,295
Owens-Brockway Glass Container, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2022(b)	20,000	19,950
5.88%, 08/15/2023(b)	24,000	25,050
6.38%, 08/15/2025(b)	34,000	35,530
	225,879

Movies & Entertainment–1.05%

Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	68,000	66,470
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/2036	675,000	783,026
Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	879,814
Viacom Inc., Sr. Unsec. Global Deb., 5.85%, 09/01/2043	635,000	582,722
	2,312,032

Multi-Line Insurance–2.19%

American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/2019	1,055,000	1,293,147
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/2044	1,485,000	1,418,712
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/2019	1,100,000	1,282,216
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	830,000	803,769
	4,797,844

Multi-Sector Holdings–0.46%

BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass-Through Ctfs., 3.44%, 06/16/2028(b)	1,041,000	1,011,504

	Principal Amount	Value

Multi-Utilities–0.34%

Enable Midstream Partners L.P., Sr. Unsec. Sub. Notes, 3.90%, 05/15/2024(b)	$970,000	$754,914

Office REIT’s–0.24%

Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	530,000	533,695

Office Services & Supplies–0.65%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	440,000	435,706
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	895,000	986,066
	1,421,772

Oil & Gas Drilling–0.26%

Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.85%, 01/15/2044	814,000	578,467

Oil & Gas Equipment & Services–0.40%

Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/2022	30,000	26,400
Halliburton Co., Sr. Unsec. Global Bonds, 3.80%, 11/15/2025	485,000	488,675
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	365,000	357,426
	872,501

Oil & Gas Exploration & Production–2.42%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	92,000	84,640
6.00%, 12/01/2020	57,000	54,577
Carrizo Oil & Gas, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/15/2023	90,000	83,475
Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2020	28,000	27,580
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/2020	69,000	17,595
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	899,000	886,077
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	32,000	31,280
5.50%, 04/01/2023	111,000	108,780
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/2024	961,000	949,409
4.30%, 11/15/2044	320,000	300,674
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	1,329,000	1,169,105
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	37,000	23,310

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	$37,000	$33,855
Halcón Resources Corp., Sec. Gtd. Second Lien Notes, 8.63%, 02/01/2020(b)	26,000	20,605
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/2022	94,000	92,590
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	53,000	53,795
QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/2022	84,000	75,810
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	46,000	41,055
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	152,000	135,660
5.75%, 06/01/2021	14,000	13,178
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	15,000	12,825
Sr. Unsec. Gtd. Notes, 7.25%, 05/01/2023(b)	95,000	83,362
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/2022(b)	65,000	64,919
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	43,000	41,388
6.50%, 11/15/2021	146,000	142,715
6.50%, 01/01/2023	35,000	33,775
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	800,000	619,138
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2019	14,000	13,195
5.75%, 03/15/2021	25,000	23,375
WPX Energy, Inc., Sr. Unsec. Notes, 7.50%, 08/01/2020	88,200	82,687
		5,320,429

Oil & Gas Storage & Transportation–3.99%

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.50%, 06/01/2027	57,000	48,022
Sr. Sec. Gtd. First Lien Notes, 7.50%, 10/15/2020	105,000	111,037
Energy Transfer Partners, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	324,000	316,541
Sr. Unsec. Notes, 5.15%, 03/15/2045	725,000	550,681
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/2024	617,000	601,398
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	840,000	734,061

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 05/15/2023	$8,000	$7,060
6.75%, 08/01/2022	63,000	59,377
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	845,000	710,179
5.40%, 09/01/2044	1,092,000	821,608
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2025	127,000	113,665
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 02/01/2021	100,000	96,500
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/2019	225,000	257,641
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 3.50%, 03/15/2025	827,000	761,329
4.50%, 03/15/2045	674,000	560,835
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	42,000	38,430
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	44,000	44,220
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	40,000	39,600
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	38,000	30,447
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2020	81,000	83,430
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	455,000	538,429
Williams Partners L.P., Sr. Unsec. Global Notes, 4.00%, 09/15/2025	1,476,000	1,210,124
5.10%, 09/15/2045	1,073,000	776,387
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/2023	280,000	247,100
		8,758,101

Other Diversified Financial Services–0.50%

BOC Aviation Pte. Ltd. (Singapore), Sr. Unsec. Notes, 3.00%, 03/30/2020(b)	677,000	670,847
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 3.80%, 11/01/2025(b)	429,000	429,064
		1,099,911

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Packaged Foods & Meats–0.41%

Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2019(b)	$145,000	$150,981
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	100,000	104,025
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 3.00%, 11/15/2020	293,000	293,715
4.13%, 11/15/2025	235,000	237,999
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	61,000	64,965
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	45,000	48,038
		899,723

Paper Packaging–0.30%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/2021	3,000	3,079
4.88%, 11/15/2022	38,000	38,950
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/2024(b)	650,000	606,531
		648,560

Paper Products–0.54%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	210,000	202,650
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)	40,000	39,600
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	871,000	850,950
Mercer International Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/2019	61,000	63,135
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	37,000	37,278
		1,193,613

Personal Products–0.07%

Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/2017(d)	155,000	151,706
Elizabeth Arden, Inc., Sr. Unsec. Global Notes, 7.38%, 03/15/2021	4,000	2,725
		154,431

Pharmaceuticals–2.49%

Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 3.00%, 03/12/2020	1,244,000	1,262,661
4.85%, 06/15/2044	1,440,000	1,454,620
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	942,000	1,316,136

	Principal Amount	Value

Pharmaceuticals–(continued)

Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(b)	$83,000	$72,210
Sr. Unsec. Notes, 9.50%, 10/21/2022(b)	20,000	19,600
Perrigo Finance PLC, Sr. Unsec. Gtd. Bonds, 3.90%, 12/15/2024	522,000	506,575
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	41,000	35,362
5.63%, 12/01/2021(b)	93,000	81,840
5.88%, 05/15/2023(b)	20,000	17,500
6.13%, 04/15/2025(b)	144,000	126,000
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	10,000	8,675
Zoetis, Inc., Sr. Unsec. Global Notes, 4.50%, 11/13/2025	563,000	572,567
		5,473,746

Property & Casualty Insurance–1.20%

Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/2053	885,000	920,400
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/2037(b)	530,000	623,413
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	702,037
XLIT Ltd. (Ireland), Unsec. Sub. Gtd. Bonds, 5.50%, 03/31/2045	415,000	393,348
		2,639,198

Railroads–0.59%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb., 3.00%, 04/01/2025	517,000	502,672
4.15%, 04/01/2045	869,000	802,004
		1,304,676

Regional Banks–1.38%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	80,000	82,400
5.00%, 08/01/2023	125,000	127,500
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	684,578
Series J, Jr. Unsec. Sub. Bonds, 4.90% (c)	560,000	528,500
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	340,000	401,958
SunTrust Banks, Inc., Jr. Unsec. Sub. Notes, 5.63% (c)	730,000	737,300
SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/2025	395,000	380,027

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Regional Banks–(continued)

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/2019	$85,000	$95,625
		3,037,888

Reinsurance–0.33%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	685,000	727,925

Renewable Electricity–0.20%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	454,000	437,634

Residential REIT’s–0.43%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	948,159

Restaurants–0.71%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	1,419,000	1,479,308
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	71,000	75,881
		1,555,189

Retail REIT’s–0.27%

Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/2022	600,000	584,879

Security & Alarm Services–0.17%

ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/2021	30,000	31,613
Tyco International Finance S.A., Sr. Unsec. Gtd. Global Notes, 3.90%, 02/14/2026	334,000	342,827
		374,440

Semiconductor Equipment–0.01%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/2022	26,000	25,090

Semiconductors–0.27%

Micron Technology, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/15/2022	75,000	75,375
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	489,000	507,337
		582,712

Soft Drinks–0.20%

Coca-Cola Bottling Co. Consolidated, Sr. Unsec. Global Notes, 3.80%, 11/25/2025	437,000	441,051

	Principal Amount	Value

Specialized Consumer Services–0.04%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	$91,000	$92,934

Specialized Finance–2.76%

Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/2021	995,000	1,008,059
Aircastle Ltd., Sr. Unsec. Notes, 5.13%, 03/15/2021	40,000	41,750
5.50%, 02/15/2022	5,000	5,263
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	515,000	548,475
5.88%, 08/15/2022	65,000	70,688
Sr. Unsec. Notes, 8.25%, 12/15/2020	90,000	107,662
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,198,211
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	550,000	557,842
4.88%, 02/15/2024	1,855,000	1,993,182
5.25%, 07/15/2044	425,000	440,196
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	80,000	82,600
		6,053,928

Specialized REIT’s–1.40%

Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/2023	70,000	72,975
Sr. Unsec. Notes, 4.88%, 04/15/2022	65,000	66,463
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	93,000	97,417
Sr. Unsec. Gtd. Notes, 6.38%, 11/15/2022(b)	6,000	6,285
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	608,000	584,291
7.75%, 07/15/2020	1,794,000	2,099,139
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	68,000	69,870
5.38%, 04/01/2023	20,000	20,400
5.88%, 01/15/2026	49,000	49,980
		3,066,820

Specialty Chemicals–0.06%

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	100,000	99,250
PSPC Escrow II Corp., Sr. Unsec. Bonds, 10.38%, 05/01/2021(b)	21,000	21,486
		120,736

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Specialty Stores–0.34%

Tiffany & Co., Sr. Unsec. Global Notes, 3.80%, 10/01/2024	$364,000	$358,667
4.90%, 10/01/2044	413,000	392,029
		750,696

Steel–0.11%

FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	50,000	36,750
8.25%, 11/01/2019(b)	54,000	47,115
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	41,000	39,975
5.50%, 10/01/2024	60,000	57,375
6.38%, 08/15/2022	18,000	18,315
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/2020(b)	41,000	33,364
		232,894

Technology Hardware, Storage & Peripherals–0.40%

Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	565,000	480,956
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/2034(b)	505,000	393,900
		874,856

Tires & Rubber–0.01%

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Global Bonds, 5.13%, 11/15/2023	19,000	19,475

Tobacco–0.90%

Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/2021	390,000	427,055
Philip Morris International Inc., Sr. Unsec. Global Notes, 4.25%, 11/10/2044	997,000	970,564
Reynolds American, Inc., Sr. Unsec. Gtd. Global Notes, 4.45%, 06/12/2025	547,000	575,723
		1,973,342

Trading Companies & Distributors–0.22%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/2020	150,000	154,312
5.00%, 10/01/2021	230,000	239,775
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	42,000	42,158
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	50,000	52,500
		488,745

	Principal Amount	Value

Trucking–0.28%

OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	$57,000	$58,781
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/2020(b)	546,000	544,916
		603,697

Wireless Telecommunication Services–2.18%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	620,000	570,008
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	565,000	644,778
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	200,000	212,114
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	1,215,000	1,306,649
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	1,215,000	1,249,575
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	94,000	93,765
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	35,000	34,125
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	310,000	316,975
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/2025	47,000	36,895
7.88%, 09/15/2023	150,000	121,500
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	200,000	193,250
		4,779,634
Total U.S. Dollar Denominated Bonds and Notes (Cost $203,100,540)		203,063,130

U.S. Treasury Securities–3.45%

U.S. Treasury Bills–0.16%(e)(f)

0.00%, 05/26/2016	35,000	34,934
0.15%, 05/26/2016	35,000	34,934
0.24%, 05/26/2016	58,000	57,890
0.25%, 05/26/2016	6,000	5,988
0.26%, 05/26/2016	1,000	998
0.29%, 05/26/2016	225,000	224,574
		359,318

U.S. Treasury Notes–1.22%

1.63%, 11/30/2020	1,168,900	1,167,582
2.00%, 11/30/2022	1,130,700	1,131,414
2.25%, 11/15/2025	383,900	385,248
		2,684,244

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

U.S. Treasury Bonds–2.07%

2.88%, 08/15/2045	$4,634,400	$4,532,694
Total U.S. Treasury Securities (Cost $7,508,144)		7,576,256

	Shares

Preferred Stocks–2.25%

Asset Management & Custody Banks–0.11%

State Street Corp., Series D, 5.90% Pfd.	8,800	240,680

Investment Banking & Brokerage–1.57%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	20,000	504,200
Morgan Stanley, Series E, 7.13% Pfd.	65,000	1,846,000
Morgan Stanley, Series F, 6.88% Pfd.	40,000	1,104,800
		3,455,000

Regional Banks–0.39%

PNC Financial Services Group, Inc., (The) Series P, 6.13% Pfd.	30,000	847,200

Reinsurance–0.18%

Reinsurance Group of America, Inc. 6.20% Unsec. Sub. Pfd.	14,000	391,580
Total Preferred Stocks (Cost $4,440,000)		4,934,460

	Principal Amount

Municipal Obligations–0.43%

Florida Hurricane Catastrophe Fund Finance Corp., Series 2013 A, RB, 3.00%, 07/01/2020	$570,000	579,422
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	300,000	363,444
Total Municipal Obligations (Cost $889,500)		942,866

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–0.08%(g)

Data Processing & Outsourced Services–0.05%

Worldpay Finance PLC (United Kingdom), Sr. Unsec. Bonds, 3.75%, 11/15/2022(b)	EUR	100,000	$108,688

Hotels, Resorts & Cruise Lines–0.03%

Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	50,000	79,593
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $195,285)			188,281

		Shares

Common Stocks–0.00%

Paper Products–0.00%

Verso Corp. (Cost $1,095)(h)		340	13

Money Market Funds–1.45%

Liquid Assets Portfolio –Institutional Class, 0.17% (i)		1,593,704	1,593,704
Premier Portfolio –Institutional Class, 0.13% (i)		1,593,704	1,593,704
Total Money Market Funds (Cost $3,187,408)			3,187,408
TOTAL INVESTMENTS–100.14% (Cost $219,321,972)			219,892,414
OTHER ASSETS LESS LIABILITIES–(0.14)%			(310,980)
NET ASSETS–100.00%			$219,581,434

Investment Abbreviations:
Ctfs.	—Certificates
Deb.	—Debentures
EUR	—Euro
GBP	—British Pound
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
PIK	—Payment in Kind

RB	—Revenue Bonds
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $55,411,042, which represented 25.23% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes,	7.75%	8.50%
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Non-income producing security.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco Bond Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance.

Invesco Bond Fund

E.	Forward Foreign Currency Contracts – (continued)

Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Invesco Bond Fund

G.	Swap Agreements – (continued)

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of November 30, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Bond Fund

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,121,881	$—	$—	$8,121,881
U.S. Treasury Securities	—	7,576,256	—	7,576,256
Corporate Debt Securities	—	203,063,130	—	203,063,130
Municipal Obligations	—	942,866	—	942,866
Foreign Debt Securities	—	188,281	—	188,281
	8,121,881	211,770,533	—	219,892,414
Forward Foreign Currency Contracts*	—	4,466	—	4,466
Futures Contracts*	(36,289)	—	—	(36,289)
Swap Agreements*	—	(87,621)	—	(87,621)
Total Investments	$8,085,592	$211,687,378	$—	$219,772,970

  * Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2015:

Risk Exposure/ Derivative Type (a)	Value
	Assets	Liabilities
Credit risk:
Swap agreements	$ —	$(87,621)
Currency risk:
Forward foreign currency contracts	4,509	(43)
Interest rate risk:
Futures contracts	16,923	(53,212)
Total	$21,432	$(140,876)

(a)	Includes cumulative appreciation (depreciation) of swap agreements, forward foreign currency contracts and futures contracts.

Effect of Derivative Investments for the nine months ended November 30, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit Risk	—	—	(48,641)
Currency Risk	6,895	—	—
Interest Rate Risk	—	655,976	—
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	39,235
Currency Risk	1,033	—	—
Interest Rate Risk	—	(125,171)	—
Total	$7,928	$530,805	$(9,406)

Invesco Bond Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$214,442	$62,166,504	$2,500,000

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/04/15	Deutsche Bank Securities Inc.	USD	70,301	GBP	46,684	$70,317	$16
12/04/15	Goldman Sachs International	EUR	100,000	USD	108,905	105,666	3,239
12/04/15	Goldman Sachs International	GBP	46,684	USD	71,555	70,317	1,238
12/04/15	Goldman Sachs International	USD	105,693	EUR	100,000	105,666	(27)
03/11/16	Deutsche Bank Securities Inc.	GBP	46,684	USD	70,311	70,327	(16)
03/11/16	Goldman Sachs International	EUR	100,000	USD	106,002	105,986	16
Total Open Forward Foreign Currency Contracts—Currency Risk							$4,466

Currency Abbreviations:

EUR	—	Euro
GBP	—	British Pound Sterling
USD	—	U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	67	March-2016	$14,575,641	$(143)
U.S. Treasury 5 Year Notes	Long	119	March-2016	14,122,883	6,850
U.S. Treasury 10 Year Notes	Short	107	March-2016	(13,528,813)	(9,429)
U.S. Treasury 30 Year Bonds	Long	24	March-2016	3,696,000	10,073
U.S. Treasury Ultra Bonds	Short	64	March-2016	(10,140,000)	(43,640)
Total Futures Contracts—Interest Rate Risk					$(36,289)

Open Over-the-Counter Credit Default Swap Agreements—Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.37%	$2,500,000	$63,004	$(87,621)

(a)	Implied credit spreads represent the current level as of November 30, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Invesco Bond Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2015 was $165,524,493 and $165,523,396, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $145,494,776 and $144,029,408, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,995,861
Aggregate unrealized (depreciation) of investment securities	(6,872,846)
Net unrealized appreciation of investment securities	$123,015
Cost of investments for tax purposes is $219,769,399.

Invesco Bond Fund

Item 2.    Controls and Procedures.

(a)	As of November 20, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 20, 2015, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.    Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 29, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 29, 2016

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2016

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.